Exhibit 10.2

SCHEDULE A

SUPPLEMENTAL CONFIRMATION

To:	Louisiana-Pacific Corporation 414 Union Street Suite 2000 Nashville, TN 37219

From:	Goldman, Sachs & Co.

Subject:	Accelerated Stock Buyback

Ref. No:	[Insert Reference No.]

Date:	August 24, 2005

The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Transaction entered into between Goldman, Sachs & Co. (“GS&Co.”) and Louisiana-Pacific Corporation (“Counterparty”) (together, the “Contracting Parties”) on the Trade Date specified below.  This Supplemental Confirmation is a binding contract between GS&Co. and Counterparty as of the relevant Trade Date for the Transaction referenced below.

The definitions and provisions contained in the Master Confirmation specified below are incorporated into this Supplemental Confirmation.  In the event of any inconsistency between those definitions and provisions and this Supplemental Confirmation, this Supplemental Confirmation will govern.

1.             This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of August 24, 2005 (the “Master Confirmation”) between the Contracting Parties, as amended and supplemented from time to time.  All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below.

2.             The terms of the Transaction to which this Supplemental Confirmation relates are as follows:

Trade Date:	August 24, 2005

Hedge Completion Date:	As set forth in the Trade Notification.

Termination Date:	As set forth in the Trade Notification, which date shall be approximately 5 months after the Hedge Completion Date.

Prepayment Amount:	USD 150,000,000

Counterparty Additional Payment Amount:	As set forth in the Trade Notification.

Seller Payment Amount:	Not Applicable

Initial Shares:	4,500,000

Minimum Shares:	A number of Shares equal to (a) the Prepayment Amount divided by (b) 110% of the Hedge Period Reference Price, or, if greater, the Initial Shares.

A-1

Maximum Shares:	A number of shares equal to (a) the Prepayment Amount divided by (b) 94% of the Hedge Period Reference Price, or, if greater, the Initial Shares.

Extraordinary Dividend:	Any cash dividend declared by Counterparty in excess of USD 0.14 per Share.

Reserved Shares:	A number of shares, as specified in the Trade Notification, equal to two times the Minimum Shares.

3.             Counterparty represents and warrants to GS&Co. that neither it nor any “affiliated purchaser” (as defined in Rule 10b-18 under the Exchange Act) has made any purchases of blocks pursuant to the proviso in Rule 10b-18(b)(4) under the Exchange Act during the four full calendar weeks immediately preceding the Trade Date.

A-2

Counterparty hereby agrees (a) to check this Supplemental Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by GS&Co.) correctly sets forth the terms of the agreement between GS&Co. and Counterparty with respect to this Transaction, by manually signing this Supplemental Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Equity Derivatives Documentation Department, facsimile No. 212-428-1980/83.

Yours sincerely,

GOLDMAN, SACHS & CO.

By:	/s/ FRANK HUJBER
Authorized Signatory

Agreed and Accepted By:

LOUISIANA-PACIFIC CORPORATION

By:	/s/ CURTIS M. STEVENS
Name: Curtis M. Stevens
Title: Chief Financial Officer

SCHEDULE B

TRADE NOTIFICATION

To:	Louisiana-Pacific Corporation 414 Union Street Suite 2000 Nashville, TV 37219

From:	Goldman, Sachs & Co.

Subject:	Accelerated Stock Buyback

Ref. No:	[Insert Reference No.]

Date:	[Insert Date]

The purpose of this Trade Notification is to notify you of certain terms in the Transaction entered into between Goldman, Sachs & Co. (“GS&Co.”) and LOUISIANA-PACIFIC CORPORATION (“Counterparty”) (together, the “Contracting Parties”) on the Trade Date specified below.

The definitions and provisions contained in the Supplemental Confirmation specified below are incorporated into this Trade Notification.  In the event of any inconsistency between those definitions and provisions and this Trade Notification, this Trade Notification will govern.

This Trade Notification supplements, forms part of, and is subject to the Supplemental Confirmation dated as of August 24, 2005 (the “Supplemental Confirmation”) between the Contracting Parties, as amended and supplemented from time to time.  All provisions contained in the Supplemental Confirmation govern this Trade Notification.

Trade Date:	August 24, 2005

Hedge Completion Date:	[ ]

Termination Date:	[ ]

Minimum Shares:	[ ]

Maximum Shares:	[ ]

Reserved Shares:	[ ]

Counterparty Additional Payment Amount:	USD [ ]

Yours sincerely,
GOLDMAN, SACHS & CO.

By:
Authorized Signatory

B-1